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                                                              Exhibit (j)(1)(ii)


                         CONSENT OF INDEPENDENT AUDITORS



To the Board of Trustees and Shareholders of Van Kampen Strategic Municipal Income Fund:


We consent to the reference to our Firm under the heading "Financial Highlights" in the Prospectus.

/s/ KPMG LLP

Chicago, Illinois
January 22, 2003